SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

J & J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	0-14616	22-1935537
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Central Highway, Pennsauken, NJ 08109

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (856) 665-9533

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

( )     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On November 9, 2017, J & J Snack Foods Corp. issued a press release regarding its earnings for the fourth quarter of fiscal 2017.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated November 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.

By:	/s/ Gerald B. Shreiber Gerald B. Shreiber President /s/ Dennis G. Moore Dennis G. Moore Chief Financial Officer

Date: November 9, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 9, 2017

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